J A N U A R Y  3 1,  1 9 9 8


=====================================
ALL-AMERICAN

TERM TRUST INC.

A N N U A L  R E P O R T

ALL-AMERICAN TERM TRUST INC.                                       ANNUAL REPORT


                                                   March 23, 1998

Dear Shareholder,

   We are pleased to present you with the annual report for All-American Term Trust Inc. (the "Trust") for the fiscal year ended January 31, 1998.


GENERAL MARKET OVERVIEW
================================================================================
       The bond market ended January on a positive note. The economic crisis in [LOGO] Asia, combined with the U.S. stock market's first stall in two and a half years, prompted investors to buy bonds and bond funds. Defying concerns that rising employment would drive up wages, the economy continued to expand, unemployment fell, wages rose only slightly and inflation registered an annual rate of 1.57%. Short-term rates did not fall as much as long-term rates; the result was a flattening yield curve, a possible signal of a slowing economy.


PORTFOLIO REVIEW
================================================================================

        PERFORMANCE
[LOGO] For the year ended January 31, 1998, the All-American Term Trust Inc. (symbol: AAT) returned 11.20% based on changes in its net asset value and 18.93% based on changes in its share price on the New York Stock
Exchange. The Trust's Lipper peer group, the Corporate Debt BBB Average, gained 12.44% during the year on a net-asset basis.

   At January 31, 1998 the Trust's net asset value per share was $15.09, while its share price on the New York Stock Exchange was $14.06. During the year ended January 31, 1998, the Trust made distributions totaling $1.02 per share.

   The Trust will terminate on or about January 31, 2003, and therefore must maintain a shorter duration than its Lipper peer group. The longer the duration of a bond portfolio, the more it benefits from a market rally. The Trust's shorter duration caused it to lag its peer group in the year-end bond rally.

PORTFOLIO POSITIONING
   While Mitchell Hutchins manages the Trust in an effort to return the initial offering price of $15.00 per share when the Trust terminates, this is not guaranteed. The Trust maintains a diversified portfolio of investment-grade corporate bonds, mortgage-backed securities, high-yield bonds and AAA-rated, zero-coupon municipal bonds.

   Based on portfolio assets at January 31, 1998, the Trust's largest industry weightings were cable/media (12.4%), banking/finance (8.8%), technology (4.6%), consumer manufacturing (4.2%) and communications (3.9%).

--------------------------------------
    ALL-AMERICAN TERM
    TRUST INC.

    Sector breakdown as percent of
    portfolio assets, January 31, 1998

    [PIE LOGO]

    Corporates
    Cash Equivalents
    Common Stock & Warrants
    Municipals
    ARMs/mortgages

    63.15%
    29.10%
    7.06%
    0.40%
    0.29%
---------------------------------------

ANNUAL REPORT


OUTLOOK
================================================================================

   We think 1998 will be a good year for the U.S. bond markets. The economy is slowing slightly due to Asia, and inflation is likely to fall below 1.5%. The Federal budget is now running a surplus, which should reduce government borrowing and ease the upward pressure on market interest rates.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

   For a quarterly FUND PROFILE on All-American Term Trust Inc. or a fund in the PaineWebber Family of Funds#1, please contact your investment executive.

Sincerely,


/s/ Margo N. Alexander                           /s/ Julieanna M. Berry
-------------------------                        -----------------------------
MARGO ALEXANDER                                  JULIEANNA M. BERRY
President                                        Portfolio Manager
Mitchell Hutchins Asset Management Inc.          All-American Term Trust Inc.


/s/ James F. Keegan                              /s/ Thomas J. Libassi
-----------------------                          ---------------------------
JAMES F. KEEGAN                                  THOMAS J. LIBASSI
Portfolio Manager                                Portfolio Manager
All-American Term Trust Inc.                     All-American Term Trust Inc.

1 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

This letter is intended to assist shareholders in understanding how the Trust performed during the fiscal year ended January 31, 1998, and reflects our views at the time we are writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.


------------------------------------------------

             ALL-AMERICAN
             TERM TRUST INC,

             FUND PROFILE


     [ARROW] GOAL:
             High current income
             consistent with capital
             preservation

     [ARROW] PORTFOLIO MANAGERS:
             Julieanna M. Berry, James
             F. Keegan and Thomas
             J. Libassi, Mitchell Hutchins
             Asset Management Inc.

     [ARROW] TOTAL NET ASSETS:
             $206.8 million as of
             January 31, 1998

     [ARROW] DIVIDEND PAYMENTS:
             Monthly

     [ARROW] The Trust will terminate on or
             about January 31, 2003

------------------------------------------------

ALL-AMERICAN TERM TRUST INC.


PORTFOLIO OF INVESTMENTS                                        JANUARY 31, 1998



  PRINCIPAL
   AMOUNT                                                           MATURITY               INTEREST
    (000)                                                            DATES                  RATES              VALUE
  --------                                                         ---------              ---------          ---------
FEDERAL HOME LOAN MORTGAGE CORPORATION
CERTIFICATES--4.47%
  $ 8,790   FHLMC ARM (cost--$9,053,740) .................          03/01/24                7.797%          $ 9,243,253
                                                                                                            -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
CERTIFICATES--10.97%
   19,000   FNMA ARM                                                  TBA                   6.207            19,130,625
    3,421   FNMA CMT ARM ................................. ...      03/01/23                7.575             3,566,871
                                                                                                            -----------
Total Federal National Mortgage Association Certificates
(cost--$22,640,942)                                                                                          22,697,496
                                                                                                            -----------

COLLATERALIZED MORTGAGE OBLIGATIONS--0.67%
    6,115   FNMA Trust 1993-41, Class H* (cost--$1,375,601) ...    03/25/23                7.000             1,383,499
                                                                                                            -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
CERTIFICATES--24.02%
   21,952   GNMA II ARM ....................................... 08/20/23 to 10/20/24    6.875 to 7.000       22,513,534
   27,000   GNMA II ARM                                                TBA                  5.500            27,168,750
                                                                                                            -----------
Total Government National Mortgage Association Certificates
(cost--$49,503,422)                                                                                          49,682,284
                                                                                                            -----------

CORPORATE BONDS--82.85%

BANKING--1.37%
    2,700   Bankers Trust New York Corporation ................     01/15/02                7.500             2,834,914
                                                                                                            -----------

BROKER/DEALER--8.15%
    5,000   CS First Boston Incorporated MTN++ ................     01/15/03                7.650             5,337,550
    4,000   Lehman Brothers Incorporated ......................     04/15/03                7.250             4,186,692
    7,000   Salomon Incorporated MTN ..........................     01/15/03                7.150             7,319,788
                                                                                                            -----------
                                                                                                             16,844,030
                                                                                                            -----------

CABLE--10.33%
    4,000   Continental Cablevision Incorporated ..............     08/15/03                8.625             4,400,800
    3,500   Echostar DBS Corporation ..........................     07/01/02               12.500             3,893,750
    4,000   International CableTel Incorporated ...............     04/15/05               12.750+            3,400,000
    7,000   Telecommunications Incorporated ...................     01/15/03                8.250             7,575,281
    2,380   United International Holdings Incorporated ........     11/15/99               10.64(1)           2,094,400
                                                                                                            -----------
                                                                                                             21,364,231
                                                                                                            -----------

COMMUNICATIONS--5.21%
    4,500   360 Communications Company ........................     03/01/03                  7.125           4,622,580
    2,110   GST USA Telecommunciations Incorporated ...........     12/15/05                 13.875+          1,751,300
    4,000   Hyperion Telecommunications Incorporated ..........     04/15/03                 13.000           3,060,000
    1,250   People's Telecommunications Company ...............     07/15/02                 12.250           1,331,250
                                                                                                            -----------
                                                                                                             10,765,130
                                                                                                            -----------

ALL-AMERICAN TERM TRUST INC.




  PRINCIPAL
   AMOUNT                                                    MATURITY               INTEREST
    (000)                                                     DATES                   RATES              VALUE
  --------                                                   --------               --------            --------

CORPORATE BONDS--(CONTINUED)

CONSUMER MANUFACTURING--5.84%
   $1,545   Apparel Ventures Incorporated ...............    12/31/00                 12.250%        $ 1,552,725
    2,000   Chattem Incorporated ........................    06/15/04                 12.750           2,270,000
    8,000   CLN Holdings Incorporated ...................    05/15/01                 12.869(1)        4,720,000
    2,000   Revlon Consumer Products Corporation ........    04/01/01                  9.375           2,060,000
    2,000   Revlon Worldwide ............................    03/15/01                 10.188(1)        1,470,000
                                                                                                     -----------
                                                                                                      12,072,725
                                                                                                     -----------

ENERGY--3.24%
    1,500   Crown Central Petroleum Corporation .........    02/01/05                 10.875           1,575,000
    6,000   Transamerican Energy Corporation ............    06/15/02                 13.000+          5,130,000
                                                                                                     -----------
                                                                                                       6,705,000
                                                                                                     -----------

ENTERTAINMENT--1.23%
    2,500   Discovery Zone Incorporated** ...............    08/01/02                 13.500           2,550,000
                                                                                                     -----------

FINANCE--2.62%
    3,000   General Motors Acceptance Corporation .......    01/01/03                  8.500           3,305,511
    2,000   Reliance Group Holdings Incorporated ........    11/15/00                  9.000           2,111,760
                                                                                                     -----------
                                                                                                       5,417,271
                                                                                                     -----------

FOOD & BEVERAGE--3.04%
    2,500   American Rice Incorporated ..................    07/31/02                 13.000           2,375,000
    2,375   Iowa Select Farms** .........................    12/01/05                 10.750           2,386,875
    1,500   Packaged Ice Incorporated** .................    02/01/05                  9.750           1,530,000
                                                                                                     -----------
                                                                                                       6,291,875
                                                                                                     -----------

FREIGHT, AIR, SEA, LAND--2.94%
    5,500   Airborne Freight Corporation ................    12/15/02                  8.875           6,088,445
                                                                                                     -----------

GENERAL INDUSTRIAL--3.90%
    2,750   Poindexter J.B. Incorporated ................    05/15/04                 12.500           2,667,500
    5,000   Tenneco Incorporated ........................    10/01/02                  8.075           5,399,750
                                                                                                     -----------
                                                                                                       8,067,250
                                                                                                     -----------

HEALTHCARE--2.47%
    5,000   Tenet Healthcare Corporation ................    01/15/03                  7.875           5,112,500
                                                                                                     -----------

HOMEBUILDING--1.01%
    2,000   Ryland Group Incorporated ...................    07/15/02                 10.500           2,095,000
                                                                                                     -----------

HOTELS & LODGING--1.99%
    4,000   Hilton Hotels Corporation ...................    07/15/02                  7.700           4,123,440
                                                                                                     -----------

MEDIA--6.74%
    9,000   News America Holdings Incorporated ..........    02/01/03                  8.625           9,888,210
    2,000   Source Media Incorporated** .................    11/01/04                 12.000           2,000,000
    2,000   Sullivan Graphics Incorporated ..............    08/01/05                 12.750           2,040,000
                                                                                                     -----------
                                                                                                      13,928,210
                                                                                                     -----------

ALL-AMERICAN TERM TRUST INC.



  PRINCIPAL
   AMOUNT                                                    MATURITY               INTEREST
    (000)                                                     DATES                   RATES              VALUE
  --------                                                   --------               --------            --------

CORPORATE BONDS--(CONCLUDED)

METALS & MINING--1.46%
   $1,500   Easco Corporation ...........................    03/15/01                 10.000%       $  1,537,500
    1,400   Weirton Steel Corporation ...................    07/01/04                 11.375           1,491,000
                                                                                                    ------------
                                                                                                       3,028,500
                                                                                                    ------------

PACKAGING--2.52%
    2,000   Grupo Industrial Durango S.A. ...............    07/15/01                 12.000           2,145,000
    3,000   Vicap, S.A. de C.V.** .......................    05/15/02                 10.250           3,075,000
                                                                                                    ------------
                                                                                                       5,220,000
                                                                                                    ------------

REAL ESTATE--0.51%
    1,000   Hovnanian K Enterprises Incorporated ........    04/15/02                 11.250           1,050,000
                                                                                                    ------------

RETAIL--3.69%
    2,750   Barry's Jewelers, Incorporated ..............    12/22/00                 11.000(a)        1,650,000
    2,000   Chief Auto Parts Incorporated ...............    05/15/05                 10.500           2,000,000
      500   Great American Cookie Incorporated ..........    01/15/01                 10.875             512,500
    1,500   Hills Stores Company ........................    07/01/03                 12.500           1,185,000
    2,250   Mrs. Fields Original** ......................    12/01/04                 10.125           2,283,750
                                                                                                    ------------
                                                                                                       7,631,250
                                                                                                    ------------

STEEL/OIL--3.12%
    6,000   USX Corporation MTN .........................    08/05/02                  7.990           6,436,800
                                                                                                    ------------

SUPERMARKETS & DRUGSTORES--0.66%
    1,500   Penn Traffic Company ........................    02/15/02                 10.250           1,372,500
                                                                                                    ------------

TECHNOLOGY--4.96%
    2,000   Ampex Corporation**++ .......................    03/15/03                 12.000           2,000,000
    3,000   Comdisco Corporation MTN ....................    01/28/02                  9.500           3,364,506
    5,000   Electronic Retailing Systems International ..    02/01/04                 13.250+          3,300,000
    4,000   InterAct Systems Incorporated ...............    08/01/03                 14.000+          1,600,000
                                                                                                    ------------
                                                                                                      10,264,506
                                                                                                    ------------

TOBACCO--3.80%
    6,500   Phillip Morris Companies Incorporated            01/15/03                  7.250           6,779,805
    1,000   RJR Nabisco Incorporated ....................    12/01/02                  8.625           1,076,180
                                                                                                    ------------
                                                                                                       7,855,985
                                                                                                    ------------

TRANSPORTATION NON-AIR--1.05%
    2,000   Stena Shipping ..............................    12/15/05                 10.500           2,180,000
                                                                                                    ------------

UTILITIES--1.00%
    2,000   Calpine Corporation .........................    02/01/04                  9.250           2,050,000
                                                                                                    ------------
TOTAL CORPORATE BONDS (cost--$167,417,215)                                                           171,349,562
                                                                                                    ------------


ALL-AMERICAN TERM TRUST INC.


  PRINCIPAL
   AMOUNT                                                       MATURITY               INTEREST
    (000)                                                         DATES                  RATES               VALUE
  ---------                                                     ---------              ---------            --------

CONVERTIBLE BONDS--4.26%

COMMUNICATIONS--0.17%
    $ 420   GST Telecommunciations Incorporated .............   12/15/05                 13.875%+       $    357,000
                                                                                                        ------------

GAMING--0.87%
    2,000   Argosy Gaming Corporation .......................   06/01/01                 12.000            1,800,000
                                                                                                        ------------

GENERAL INDUSTRIAL--1.94%
    4,500   Corporate Express Incorporated ..................   07/01/00                  4.500            4,005,000
                                                                                                        ------------

TECHNOLOGY--1.28%
    3,000   Softkey International Incorporated ..............   11/01/00                  5.500            2,643,750
                                                                                                        ------------
TOTAL CONVERTIBLE BONDS (cost--$8,791,674)                                                                 8,805,750
                                                                                                        ------------

ZERO COUPON MUNICIPAL SECURITIES(1)--9.75%
      650   Bolingbrook Illinois Park District ..............   01/01/03                  5.475             527,508
      995   Cook County Illinois High School District .......   12/01/02                  6.124             812,268
    4,500   Houston Texas Independent School District .......   08/15/02              5.200 to 5.250      3,719,250
    7,000   Houston Texas Water & Sewer .....................   12/01/02                  5.050           5,714,450
    1,000   Maricopa County Arizona School District .........   01/01/02                  5.300             849,990
    3,895   NorthEast Independent School District Texas .....   02/01/03                  5.150           3,149,809
    6,000   San Antonio Texas Electric & Gas ................   02/01/03              5.150 to 5.900      4,852,080
      650   William County Illinois Community
            School District .................................   12/15/02                  6.024             529,763
                                                                                                        -----------
TOTAL ZERO COUPON MUNICIPAL SECURITIES (cost--$19,182,144)                                               20,155,118
                                                                                                        -----------



  NUMBER OF
   SHARES
  --------

Common Stock(a)--0.34%

Gaming--0.29%
   43,875   Casino America Incorporated ...........................................................         117,914
   77,681   Colorado Gaming & Entertainment Company ...............................................         436,956
   30,000   Hollywood Casino Corporation ..........................................................          48,750
                                                                                                        -----------
                                                                                                            603,620
                                                                                                        -----------

Media--0.05%
    4,512   Pegasus Media & Communications Incorporated ...........................................          94,188
                                                                                                        -----------
TOTAL COMMON STOCK (cost--$646,250) ...............................................................         697,808
                                                                                                        -----------


ALL-AMERICAN TERM TRUST INC.



  NUMBER OF
   WARRANT                                                                                                  VALUE
  --------                                                                                                 --------

WARRANTS(A)--0.22%

AEROSPACe--0.01%
    2,000   SabreLiner Corporation ...............................................................        $ 20,000
                                                                                                          --------

CONSUMER MANUFACTURING--0.00%
      500   AVI Holdings Incorporated ............................................................           2,500
                                                                                                          --------

FOOD & BEVERAGE--0.09%
    1,500   Packaged Ice Incorporated** ..........................................................         180,000
                                                                                                          --------

GAMING--0.03%
    7,767   Casino America Incorporated ..........................................................           7,767
    2,500   HDA Management Corporation ...........................................................          50,000
                                                                                                          --------
 .................................................................................................          57,767
                                                                                                          --------

RETAIL--0.00%
       90   Cookies USA Incorporated .............................................................             450
                                                                                                          --------

TECHNOLOGY--0.09%
   68,000   Ampex Corporation ....................................................................          85,000
    3,000   Electronic Retailing Systems International ...........................................          90,000
    4,000   InterAct Systems Incorporated ........................................................          10,000
                                                                                                          --------
                                                                                                           185,000
                                                                                                          --------
TOTAL WARRANTS (cost--$319,412) ..................................................................         445,717
                                                                                                         ---------



  PRINCIPAL
   AMOUNT                                                                                MATURITY        INTEREST
    (000)                                                                                  DATE            RATE
  --------                                                                                -------         -------

Repurchase Agreement--0.39%
    $815 Repurchase Agreement dated 01/30/98 with State Street Bank and
            Trust Company, collateralized by $825,000 U.S. Treasury Notes,
            6.250% due 06/30/98 (value--$831,926); proceeds:
            $815,340 (cost--$815,000) ..........................                         02/02/98         5.000%          815,000
                                                                                                                     ------------
Total Investments (cost--$279,745,400)--137.94% ...............                                                       285,275,487
Liabilities in excess of other assets--(37.94%) ...............                                                       (78,463,715)
                                                                                                                     ------------
Net Assets--100.00% ...........................................                                                      $206,811,772
                                                                                                                     ============



--------------

 * Planned amortization class interest only security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns outside a designated range. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.

++ Illiquid securities representing 2.57% of portfolio assets.

(a) Non-income producing securities.

(1) Interest rates shown reflect yield to maturity at purchase date for zero coupon bonds.

ARM--Adjustable Rate Mortgage, the interest rate shown is the current rate at January 31, 1998.

CMT--Constant Maturity Treasury index.

MTN--Medium Term Note

TBA--(To Be Assigned) Securities are purchased on a forward commitment basis with approximate (generally +/-1.0%) principal amount and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when specific mortgage pools are assigned.

                 See accompanying notes to financial statements

ALL-AMERCIAN TERM TRUST INC.


STATEMENT OF ASSETS AND LIABILITIES                            JANUARY 31, 1998


ASSETS:
Investments in securities, at value (cost--$279,745,400) ........$285,275,487
Cash ............................................................       1,579
Receivable for investments sold .................................   3,883,326
Interest receivable .............................................   3,072,770
Deferred organizational expenses ................................       3,654
Other assets ....................................................       3,360
                                                                 ------------
Total assets .................................................... 292,240,176
                                                                 ------------

LIABILITIES:
Payable for investments purchased ...............................  84,998,782
Payable to investment adviser and administrator .................     157,596
Accrued expenses and other liabilities ..........................     272,026
                                                                 ------------
Total liabilities ...............................................  85,428,404
                                                                 ------------

NET ASSETS:
Capital Stock--$0.001 par value; 100,000,000 shares authorized;
  13,706,667 shares issued and outstanding ...................... 205,597,650
Undistributed net investment income .............................   4,850,592
Accumulated net realized losses from investment transactions ....  (9,166,557)
Net unrealized appreciation of investments ......................   5,530,087
                                                                 ------------
Net assets applicable to shares outstanding .....................$206,811,772
                                                                 ============
Net asset value per share .......................................      $15.09
                                                                       ======



                 See accompanying notes to financial statements

ALL-AMERCIAN TERM TRUST INC.



STATEMENT OF OPERATIONS


                                                                  For the Year
                                                                     Ended
                                                               January 31, 1998
                                                               ----------------
Investment income:
Interest ......................................................  $17,982,886
                                                                 -----------

Expenses:
Investment advisory and administration ........................    1,814,829
Reports and notices to shareholders ...........................      125,907
Custody and accounting ........................................      122,309

Legal and audit ...............................................       62,874
Amortization of organizational expenses .......................       46,000
Transfer agency fees ..........................................       37,551
Directors' fees ...............................................       10,500
Other expenses ................................................        2,648
                                                                 -----------
                                                                   2,222,618
                                                                 -----------
NET INVESTMENT INCOME .........................................   15,760,268
                                                                 -----------

REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES:
Net realized gain from investment transactions ................    3,046,710
Net change in unrealized appreciation/depreciation
 of investments ...............................................    2,682,977
                                                                 -----------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT
 ACTIVITIES ...................................................    5,729,687
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........  $21,489,955
                                                                 ===========


                 See accompanying notes to financial statements

ALL-AMERCIAN TERM TRUST INC.



STATEMENT OF CHANGES IN NET ASSETS


                                                                                             FOR THE YEARS
                                                                                            ENDED JANUARY 31,
                                                                                      ----------------------------
                                                                                          1998              1997
                                                                                      ------------      ------------
FROM OPERATIONS:
Net investment income ............................................................   $ 15,760,268       $ 15,043,199
Net realized gain from investments ...............................................      3,046,710            675,151
Net change in unrealized appreciation/depreciation of investments ................      2,682,977          1,116,090
                                                                                     ------------       ------------
Net increase in net assets resulting from operations .............................     21,489,955         16,834,440
                                                                                     ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ............................................................    (13,980,800)       (14,529,067)
                                                                                     ------------       ------------
Net increase in net assets .......................................................      7,509,155          2,305,373
NET ASSETS:
Beginning of year ................................................................    199,302,617        196,997,244
                                                                                     ------------       ------------
End of year (including undistributed net investment income
  of $4,850,592 and $2,983,897, respectively) ....................................   $206,811,772       $199,302,617
                                                                                     ============       ============



                 See accompanying notes to financial statements

ALL-AMERCIAN TERM TRUST INC.


STATEMENT OF CASH FLOWS

                                                                                                     For the Year
                                                                                                        Ended
                                                                                                   January 31, 1998
                                                                                                   ----------------
CASH FLOWS PROVIDED BY (USED FOR) OPERATING ACTIVITIES:
Interest received .............................................................................  $   15,517,055
Expenses paid .................................................................................      (2,132,276)
Sale of short-term portfolio investments, net .................................................       2,014,000
Purchases of long-term portfolio investments ..................................................  (1,117,208,786)
Sales of long-term portfolio investments ......................................................   1,115,707,815
                                                                                                 --------------
Net cash provided by operating activities .....................................................      13,897,808
                                                                                                 --------------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
Dividends paid to shareholders ................................................................     (13,980,800)
                                                                                                 --------------

NET CHANGE IN CASH ............................................................................         (82,992)
Cash at beginning of year .....................................................................          84,571
                                                                                                 --------------
Cash at end of year ...........................................................................  $        1,579
                                                                                                 ==============

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET
  CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations ..........................................  $   21,489,955
                                                                                                 --------------

Increase in investments, at value .............................................................      (5,134,486)
Increase in receivable for investments sold ...................................................        (926,846)
Decrease in interest receivable ...............................................................         551,244
Amortization of deferred organizational expenses ..............................................          46,000
Decrease in other assets ......................................................................           1,617
Decrease in payable for investments purchased .................................................      (2,172,401)
Increase in payable to investment adviser and administrator ...................................           6,115
Increase in accrued expenses and other liabilities ............................................          36,610
                                                                                                 --------------
Total adjustments .............................................................................      (7,592,147)
                                                                                                 --------------
NET CASH PROVIDED BY OPERATING ACTIVITIES .....................................................  $   13,897,808
                                                                                                 ==============



                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   All-American Term Trust Inc. (the "Trust") was incorporated in Maryland on November 19, 1992 as a closed-end diversified management investment company. The Trust is anticipated to terminate on or about January 31, 2003. Organizational costs have been deferred and are being amortized on the straight line method over a period not to exceed 60 months from the date the Trust commenced operations.

   The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect the fair value of the securities in the judgment of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment adviser and administrator and an asset management subsidiary of PaineWebber Incorporated. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by a management committee under the direction of the Trust's board of directors. The amortized cost method of valuation, which approximates market value, is used to value debt obligations with 60 days or less remaining to maturity, unless the Trust's board of directors determines that this does not represent fair value.

   REPURCHASE AGREEMENTS--The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Trust occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

   DOLLAR ROLLS--The Trust enters into transactions in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period, the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds on the initial sale and by fee income or a lower repurchase price.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. On or about January 31, 2003, the Trust will liquidate its assets and will declare and make a termination distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Trust's expenses and liabilities, including amounts owed on any outstanding borrowings by the Trust.

CONCENTRATION OF RISK

   The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments. INVESTMENT ADVISER AND ADMINISTRATOR
   The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. The Advisory Contract provides Mitchell Hutchins with an investment advisory and administration fee, computed weekly and paid monthly, at an annual rate of 0.90% of the Trust's average weekly net assets.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at January 31, 1998 was substantially the same as the cost of securities for financial statement purposes.
   At January 31, 1998, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value
 over cost) .......................................................  $8,984,072
Gross depreciation (investments having an excess of cost
 over value) ......................................................  (3,453,985)
                                                                     ----------
Net unrealized appreciation of investments ........................  $5,530,087
                                                                     ==========

   For the year ended January 31, 1998, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $1,115,056,954 and $1,116,634,662, respectively.

CAPITAL STOCK

   There are 100,000,000 shares of $0.001 par value common stock authorized. Of the 13,706,667 shares outstanding at January 31, 1998, Mitchell Hutchins owned 8,038 shares.

FEDERAL TAX STATUS

   It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required. As part of the Trust's investment objective to return $15.00 per share to investors on or about January 31, 2003, the Trust may retain a portion of its taxable income and will pay any applicable excise tax.

   At January 31, 1998, the Trust had a net capital loss carryforward of $9,048,961 which expires as follows: $2,364,920 in 2003 and $6,684,041 in 2004 or upon termination of the Trust, whichever occurs sooner. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable those gains will not be distributed.

   To reflect reclassifications arising from permanent "book/tax" differences for the year ended January 31, 1998, the Fund's undistributed net investment income was increased by $87,227 and accumulated net realized losses from investment transactions was increased by $87,227.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period is presented below:

                                                                                                   For the Period
                                                                        For the Years               March 1, 1993
                                                                      Ended January 31,            (commencement
                                                           --------------------------------------  of operations) to
                                                             1998       1997      1996      1995   January 31, 1994
                                                             ----       ----      ----      ----    --------------
Net asset value, beginning of period ....................  $14.54      $14.37    $13.31    $15.30      $15.00
                                                           ------      ------    ------    ------      ------
Net investment income ...................................    1.15        1.10      1.19      1.24        1.11
Net realized and unrealized gains (losses)
 from investments .......................................    0.42        0.13      0.99     (2.01)       0.27
                                                           ------      ------    ------    ------      ------
Net increase (decrease) from investment operations ......    1.57        1.23      2.18     (0.77)       1.38
                                                           ------      ------    ------    ------      ------
Dividends from net investment income ....................   (1.02)      (1.06)    (1.12)    (1.22)      (1.06)
Distributions in excess of net realized gains from
  investment transactions ...............................      --          --        --        --       (0.02)
                                                           ------      ------    ------    ------      ------
Total dividends and distributions to shareholders .......   (1.02)      (1.06)    (1.12)    (1.22)      (1.08)
                                                           ------      ------    ------    ------      ------
Net asset value, end of period ..........................  $15.09      $14.54    $14.37    $13.31      $15.30
                                                           ======      ======    ======    ======      ======
Per share market value, end of period ...................  $14.06      $12.75    $13.25    $12.13      $14.38
                                                           ======      ======    ======    ======      ======
Total investment return(1) ..............................   18.93%       4.59%    19.34%    (7.13)%      3.04%
                                                           ======      ======    ======    ======      ======
Ratios/Supplemental Data:
Net assets, end of period (000's) .......................$206,812    $199,303  $196,997  $182,437    $209,775
Expenses to average net assets ..........................    1.10%       1.18%     1.05%     1.05%       1.04%*
Net investment income to average net assets .............    7.81%       7.70%     8.49%     8.95%       8.02%*
Portfolio turnover rate .................................     398%        391%      415%      383%        416%



------------
  *  Annualized
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and distributions at prices obtained under the Trust's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for a period of less than one year.


                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.


REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
All-American Term Trust Inc.

   We have audited the accompanying statement of assets and liabilities of All-American Term Trust Inc. (the "Trust"), including the portfolio of investments as of January 31, 1998, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at January 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of All-American Term Trust Inc. at January 31, 1998, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                        /s/ Ernst & Young LLP
                                        ----------------------------
                                            ERNST & YOUNG LLP






New York, New York
March 18, 1998

ALL-AMERICAN TERM TRUST INC.


TAX INFORMATION

   We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (January 31, 1998) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that the Fund made distributions during the fiscal year of $1.02 derived from net investment income and taxable as ordinary income.

   Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

   Since the Trust's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1998. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1999. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust.

GENERAL INFORMATION

THE TRUST

   All-American Term Trust Inc. (the "Trust") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Trust's investment objective is to provide a high level of current income, consistent with the preservation of capital. The Trust will terminate on or about January 31, 2003 and, in conjunction therewith, will liquidate all of its assets and distribute the net proceeds to shareholders. The Trust will be managed in an effort to return the initial offering price of $15.00 per share and will normally be invested in a diversified portfolio of investment grade and high-yield corporate bonds, mortgage-backed securities and triple-A rated zero coupon municipal bonds. The Trust's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., an asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), which has over $51.1 billion in assets under management as of February 28, 1998.

 SHAREHOLDER INFORMATION

   The NYSE ticker symbol for the Trust is AAT. Weekly comparative net asset value and market price information about the Trust is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and weekly in BARRON'S, as well as other newspapers.

   An annual meeting of shareholders of the Trust was held on May 15, 1997. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek and Carl W. Schafer were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified; and Ernst & Young LLP was ratified as independent auditors for the Trust for the fiscal year ended January 31, 1998.

ALL-AMERICAN TERM TRUST INC.


PROPOSAL 1
                                                         Shares          Shares
                                                          Voted        Withhold
                                                           For         Authority
                                                       ----------     ----------
1. To vote for or against the election of:
   Margo N. Alexander ...........................      12,421,190        53,160
   Richard Q. Armstrong .........................      12,422,523        51,827
   E. Garrett Bewkes, Jr. .......................      12,421,992        52,359
   Richard R. Burt ..............................      12,422,522        51,828
   Mary C. Farrell ..............................      12,421,189        53,161
   Meyer Feldberg ...............................      12,422,523        51,827
   George W. Gowen ..............................      12,422,373        51,977
   Frederic V. Malek ............................      12,422,523        51,827
   Carl W. Schafer ..............................      12,421,517        52,833

PROPOSAL 2
                                                  Shares                  Shares
                                                  Voted      Shares       Voted
                                                   For       Abstain     Against
                                                 ------      ------      ------
2. Ratification of the selection of
Ernst & Young LLP as the Trust's independent
auditors for the fiscal year ending
January 31, 1998. ............................. 12,428,127    24,437      21,787

   (BROKER NON-VOTES AND ABSTENTIONS ARE INCLUDED WITHIN THE "SHARES WITHHOLD AUTHORITY" AND "SHARES ABSTAIN" TOTALS.)

YEAR 2000 RISKS

   Like other funds and financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by its investment adviser, other service providers and entities with computer systems that are linked to Trust records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

   Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses, and to obtain satisfactory assurances that each of the Trust's other major service providers is taking comparable steps. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

DISTRIBUTION POLICY

   The Trust's Board of Directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

ALL-AMERICAN TERM TRUST INC.


   A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Trust's transfer agent and should include the stockholder's name and address as they appear on the share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

   Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Trust will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Trust. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions. Dividends from the Trust's investment company taxable income (whether received in cash or reinvested in additional Trust shares) are taxable to its stockholders as ordinary income to the extent of the Trust's earnings and profits. Distributions of the Trust's net capital gain (whether received in cash or reinvested in additional Trust shares), when designated as such, are taxable to its stockholders as long-term capital gain, regardless of how long they have held their Trust shares. A participant in the Plan will be treated as having received a distribution in the amount of the cash used to purchase shares of common stock on his behalf, including a pro-rata portion of the brokerage commissions incurred by the transfer agent.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

DIRECTORS

E. Garrett Bewkes, Jr.          Mary C. Farrell
CHAIRMAN                        Meyer Feldberg
Margo N. Alexander              George W. Gowen
Richard Q. Armstrong            Frederic V. Malek
Richard R. Burt                 Carl W. Schafer

PRINCIPAL OFFICERS

Margo N. Alexander              Thomas J. Libassi
PRESIDENT                       VICE PRESIDENT
Victoria E. Schonfeld           James F. Keegan
VICE PRESIDENT                  VICE PRESIDENT
Dianne E. O'Donnell             Julieanna Berry
VICE PRESIDENT AND SECRETARY    VICE PRESIDENT
Paul H. Schubert                Mark Tincher
VICE PRESIDENT AND TREASURER    VICE PRESIDENT
Dennis McCauley
VICE PRESIDENT

INVESTMENT ADVISER
AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019







NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE TRUST MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE TRUST FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE TRUST OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                                  PAINEWEBBER
                    [Copyright]1998 PaineWebber Incorporated
                                  Member SIPC